                                                                       EXHIBIT 9

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                              (Destinations Life)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.91%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.47%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

         The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.45% annually of Cash Value for the first ten Policy Years and 0.20% thereafter or (b) the guaranteed cost of insurance charge. We may change the current asset based cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.91%, 5.09% and 11.09%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
        MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT



                         VALUES -- CURRENT COST OF INSURANCE


                                   0% Hypothetical                   6% Hypothetical                       12% Hypothetical
                                Gross Investment Return           Gross Investment Return              Gross Investment Return
                              ---------------------------     -------------------------------      -----------------------------
              Premium
Policy       Paid Plus        Cash     Surrender    Death       Cash     Surrender     Death        Cash     Surrender    Death
Year       Interest at 5%     Value      Value     Benefit      Value       Value     Benefit       Value      Value     Benefit
------     ---------------    ------   --------   ---------    -------    --------  ----------      ------   --------   --------
     1        10,500          9,693      8,791     54,658      10,281        9,325    54,658        10,868      9,860    54,658
     2        11,025          9,367      8,515     54,658      10,538        9,583    54,658        11,779     10,774    54,658
     3        11,576          9,050      8,267     54,658      10,803        9,874    54,658        12,768     11,813    54,658
     4        12,155          8,744      8,084     54,658      11,075       10,248    54,658        13,844     13,014    54,658
     5        12,763          8,446      7,884     54,658      11,355       10,625    54,658        15,013     14,283    54,658
     6        13,401          8,158      7,687     54,658      11,643       11,013    54,658        16,284     15,654    54,658
     7        14,071          7,879      7,494     54,658      11,939       11,409    54,658        17,665     17,135    54,658
     8        14,775          7,608      7,304     54,658      12,243       11,813    54,658        19,165     18,735    54,658
     9        15,513          7,345      7,117     54,658      12,556       12,226    54,658        20,796     20,466    54,658
    10        16,289          7,091      7,061     54,658      12,877       12,847    54,658        22,569     22,539    54,658
    11        17,103          6,899      6,869     54,658      13,314       13,284    54,658        24,692     24,662    54,658
    12        17,959          6,712      6,682     54,658      13,766       13,736    54,658        27,018     26,988    54,658
    13        18,856          6,529      6,499     54,658      14,235       14,205    54,658        29,566     29,536    54,658
    14        19,799          6,350      6,320     54,658      14,721       14,691    54,658        32,358     32,328    54,658
    15        20,789          6,176      6,146     54,658      15,225       15,195    54,658        35,417     35,387    54,658
    16        21,829          6,005      5,975     54,658      15,747       15,717    54,658        38,767     38,737    56,600
    17        22,920          5,838      5,808     54,658      16,287       16,257    54,658        42,438     42,408    60,262
    18        24,066          5,675      5,645     54,658      16,848       16,818    54,658        46,460     46,430    64,115
    19        25,270          5,516      5,486     54,658      17,429       17,399    54,658        50,866     50,866    68,160
    20        26,533          5,360      5,330     54,658      18,031       18,001    54,658        55,725     55,725    72,443
    25        33,864          4,634      4,604     54,658      21,385       21,355    54,658        87,940     87,940   105,528
    30        43,219          3,988      3,958     54,658      25,394       25,364    54,658       138,778    138,778   159,595
    35        55,160          3,412      3,382     54,658      30,187       30,157    54,658       219,006    219,006   229,957
    40        70,400          2,899      2,869     54,658      35,915       35,885    54,658       345,614    345,614   362,895
    45        89,850          2,442      2,412     54,658      42,762       42,732    54,658       545,415    545,415   572,686


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE



                               0% Hypothetical                      6% Hypothetical                     12% Hypothetical
                            Gross Investment Return             Gross Investment Return             Gross Investment Return
                       -----------------------------------  ----------------------------------  ----------------------------------
              Premium
Policy       Paid Plus    Cash      Surrender     Death      Cash      Surrender     Death       Cash     Surrender     Death
Year      Interest at 5%  Value      Value       Benefit     Value       Value      Benefit      Value       Value      Benefit
------   --------------  ------      -----       -------     -----      -----       -------      ------     ------      -------
     1       10,500       9,641        8,744      54,658    10,229         9,279     54,658       10,817      9,814      54,658
     2       11,025       9,253        8,411      54,658    10,427         9,482     54,658       11,671     10,666      54,658
     3       11,576       8,866        8,098      54,658    10,624         9,710     54,658       12,598     11,643      54,658
     4       12,155       8,478        7,837      54,658    10,819        10,010     54,658       13,605     12,775      54,658
     5       12,763       8,087        7,548      54,658    11,010        10,287     54,658       14,698     13,968      54,658
     6       13,401       7,694        7,248      54,658    11,197        10,567     54,658       15,886     15,256      54,658
     7       14,071       7,296        6,937      54,658    11,379        10,849     54,658       17,178     16,648      54,658
     8       14,775       6,892        6,614      54,658    11,554        11,124     54,658       18,583     18,153      54,658
     9       15,513       6,481        6,276      54,658    11,721        11,391     54,658       20,112     19,782      54,658
    10       16,289       6,062        6,032      54,658    11,878        11,848     54,658       21,777     21,747      54,658
    11       17,103       5,660        5,630      54,658    12,085        12,055     54,658       23,711     23,681      54,658
    12       17,959       5,242        5,212      54,658    12,281        12,251     54,658       25,831     25,801      54,658
    13       18,856       4,803        4,773      54,658    12,461        12,431     54,658       28,157     28,127      54,658
    14       19,799       4,339        4,309      54,658    12,623        12,593     54,658       30,709     30,679      54,658
    15       20,789       3,847        3,817      54,658    12,762        12,732     54,658       33,516     33,486      54,658
    16       21,829       3,322        3,292      54,658    12,875        12,845     54,658       36,605     36,575      54,658
    17       22,920       2,760        2,730      54,658    12,957        12,927     54,658       39,999     39,969      56,799
    18       24,066       2,158        2,128      54,658    13,004        12,974     54,658       43,713     43,683      60,324
    19       25,270       1,509        1,479      54,658    13,011        12,981     54,658       47,776     47,746      64,020
    20       26,533         807          777      54,658    12,969        12,939     54,658       52,223     52,223      67,889
    25       33,864           0            0      10,000    11,690        11,660     54,658       81,694     81,694      98,032
    30       43,219           0            0      10,000     7,132         7,102     54,658      127,350    127,350     146,453
    35       55,160           0            0      10,000         0             0     10,000      198,538    198,538     208,464
    40       70,400           0            0      10,000         0             0     10,000      311,080    311,080     326,634
    45       89,850           0            0      10,000         0             0     10,000      481,494    481,494     505,569




 ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE


                                   0% Hypothetical                     6% Hypothetical
                                Gross Investment Return              Gross Investment Return
                            ------------------------------     --------------------------------------
             Premium
Policy      Paid Plus        Cash    Surrender     Death          Cash      Surrender      Death
Year      Interest at 5%     Value     Value      Benefit         Value       Value       Benefit
--------  -------------    --------  ---------  ----------     ----------   ---------   ----------
  1          10,500          9,739      8,832     88,962         10,329         9,370     88,962
  2          11,025          9,455      8,595     88,962         10,639         9,675     88,962
  3          11,576          9,179      8,384     88,962         10,959        10,016     88,962
  4          12,155          8,909      8,237     88,962         11,289        10,459     88,962
  5          12,763          8,646      8,071     88,962         11,631        10,901     88,962
  6          13,401          8,387      7,904     88,962         11,981        11,351     88,962
  7          14,071          8,130      7,734     88,962         12,340        11,810     88,962
  8          14,775          7,876      7,562     88,962         12,707        12,277     88,962
  9          15,513          7,623      7,387     88,962         13,081        12,751     88,962
 10          16,289          7,370      7,340     88,962         13,461        13,431     88,962
 11          17,103          7,175      7,145     88,962         13,926        13,896     88,962
 12          17,959          6,985      6,955     88,962         14,408        14,378     88,962
 13          18,856          6,799      6,769     88,962         14,908        14,878     88,962
 14          19,799          6,618      6,588     88,962         15,426        15,396     88,962
 15          20,789          6,440      6,410     88,962         15,963        15,933     88,962
 16          21,829          6,267      6,237     88,962         16,520        16,490     88,962
 17          22,920          6,097      6,067     88,962         17,098        17,068     88,962
 18          24,066          5,931      5,901     88,962         17,697        17,667     88,962
 19          25,270          5,769      5,739     88,962         18,317        18,287     88,962
 20          26,533          5,610      5,580     88,962         18,961        18,931     88,962
 25          33,864          4,869      4,839     88,962         22,554        22,524     88,962
 30          43,219          4,207      4,177     88,962         26,858        26,828     88,962
 35          55,160          3,617      3,587     88,962         32,017        31,987     88,962
 40          70,400          3,089      3,059     88,962         38,198        38,168     88,962
 45          89,850          2,618      2,588     88,962         45,605        45,575     88,962
                                   12% Hypothetical
                                Gross Investment Return
                          ----------------------------------------
Policy                       Cash      Surrender     Death
Year                         Value       Value      Benefit
--------                  ----------   ---------   ---------
  1                         10,920       9,907      88,962
  2                         11,892      10,887      88,962
  3                         12,955      12,000      88,962
  4                         14,116      13,286      88,962
  5                         15,386      14,656      88,962
  6                         16,770      16,140      88,962
  7                         18,279      17,749      88,962
  8                         19,925      19,495      88,962
  9                         21,720      21,390      88,962
 10                         23,676      23,646      88,962
 11                         25,937      25,907      88,962
 12                         28,415      28,385      88,962
 13                         31,129      31,099      88,962
 14                         34,102      34,072      88,962
 15                         37,359      37,329      88,962
 16                         40,929      40,899      88,962
 17                         44,841      44,811      88,962
 18                         49,131      49,101      88,962
 19                         53,837      53,837      88,962
 20                         59,035      59,035      88,962
 25                         93,723      93,723     112,467
 30                        148,398     148,398     170,657
 35                        234,773     234,773     246,512
 40                        371,473     371,473     390,047
 45                        587,691     587,691     617,075



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                        0% Hypothetical                            6% Hypothetical
                                      Gross Investment Return                    Gross Investment Return
                               --------------------------------------      ---------------------------------------
                Premium
Policy         Paid Plus         Cash      Surrender      Death               Cash      Surrender      Death
Year         Interest at 5%     Value        Value       Benefit             Value        Value       Benefit
-------      --------------   ----------   ---------    ----------         ----------   ---------   ----------
   1             10,500         9,739        8,832        88,962             10,329        9,370       88,962
   2             11,025         9,455        8,595        88,962             10,639        9,675       88,962
   3             11,576         9,179        8,384        88,962             10,959       10,016       88,962
   4             12,155         8,909        8,237        88,962             11,289       10,459       88,962
   5             12,763         8,646        8,071        88,962             11,631       10,901       88,962
   6             13,401         8,387        7,904        88,962             11,981       11,351       88,962
   7             14,071         8,130        7,734        88,962             12,340       11,810       88,962
   8             14,775         7,876        7,562        88,962             12,707       12,277       88,962
   9             15,513         7,623        7,387        88,962             13,081       12,751       88,962
  10             16,289         7,370        7,340        88,962             13,461       13,431       88,962
  11             17,103         7,151        7,121        88,962             13,917       13,887       88,962
  12             17,959         6,927        6,897        88,962             14,382       14,352       88,962
  13             18,856         6,697        6,667        88,962             14,856       14,826       88,962
  14             19,799         6,458        6,428        88,962             15,335       15,305       88,962
  15             20,789         6,208        6,178        88,962             15,819       15,789       88,962
  16             21,829         5,943        5,913        88,962             16,306       16,276       88,962
  17             22,920         5,662        5,632        88,962             16,792       16,762       88,962
  18             24,066         5,361        5,331        88,962             17,275       17,245       88,962
  19             25,270         5,034        5,004        88,962             17,751       17,721       88,962
  20             26,533         4,679        4,649        88,962             18,216       18,186       88,962
  25             33,864         2,169        2,139        88,962             20,110       20,080       88,962
  30             43,219             0            0        10,000             20,085       20,055       88,962
  35             55,160             0            0        10,000             14,818       14,788       88,962
  40             70,400             0            0        10,000                  0            0       10,000
  45             89,850             0            0        10,000                  0            0       10,000

                                         12% Hypothetical
                                      Gross Investment Return
                               ----------------------------------------
Policy                            Cash      Surrender     Death
Year                             Value        Value      Benefit
-------                        ----------   ---------  -----------
   1                           10,920        9,907        88,962
   2                           11,892       10,887        88,962
   3                           12,955       12,000        88,962
   4                           14,116       13,286        88,962
   5                           15,386       14,656        88,962
   6                           16,770       16,140        88,962
   7                           18,279       17,749        88,962
   8                           19,925       19,495        88,962
   9                           21,720       21,390        88,962
  10                           23,676       23,646        88,962
  11                           25,937       25,907        88,962
  12                           28,415       28,385        88,962
  13                           31,129       31,099        88,962
  14                           34,102       34,072        88,962
  15                           37,359       37,329        88,962
  16                           40,929       40,899        88,962
  17                           44,841       44,811        88,962
  18                           49,131       49,101        88,962
  19                           53,837       53,837        88,962
  20                           59,035       59,035        88,962
  25                           93,723       93,723       112,467
  30                          148,326      148,326       170,574
  35                          234,076      234,076       245,780
  40                          369,322      369,322       387,788
  45                          575,858      575,858       604,651


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                              (Destinations Life Plus)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.91%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.47%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fees waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.25% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.20% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. We may
change the current asset based cost of insurance charge.   For each
hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.91%, 5.09% and 11.09%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and Premium payment requested.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$600,000] INITIAL PREMIUM ISSUE AGE [40]
                       $3,279,476 INITIAL SPECIFIED AMOUNT
                VALUES -- CURRENT COST OF INSURANCE


                                       0% Hypothetical                          6% Hypothetical
                                   Gross Investment Return                 Gross Investment Return
                             ----------------------------------    ----------------------------------------
               Premium
Policy        Paid Plus        Cash       Surrender    Death         Cash           Surrender       Death
 Year      Interest at 5%      Value        Value     Benefit        Value            Value        Benefit
-------    --------------    ----------   ---------  ----------    ----------       ---------     ---------
     1         630,000        583,342      530,841   3,279,476        618,691         563,009     3,279,476
     2         661,500        567,146      517,379   3,279,476        637,965         581,983     3,279,476
     3         694,575        551,401      505,496   3,279,476        657,838         603,073     3,279,476
     4         729,304        536,092      497,493   3,279,476        678,331         630,331     3,279,476
     5         765,769        521,208      488,372   3,279,476        699,463         657,463     3,279,476
     6         804,057        506,738      479,374   3,279,476        721,252         685,252     3,279,476
     7         844,260        492,669      470,499   3,279,476        743,721         713,721     3,279,476
     8         886,473        478,991      461,747   3,279,476        766,889         742,889     3,279,476
     9         930,797        465,692      453,119   3,279,476        790,779         772,779     3,279,476
    10         977,337        452,763      452,763   3,279,476        815,414         815,414     3,279,476
    11       1,026,204        443,065      443,065   3,279,476        846,302         846,302     3,279,476
    12       1,077,514        433,575      433,575   3,279,476        878,359         878,359     3,279,476
    13       1,131,389        424,288      424,288   3,279,476        911,632         911,632     3,279,476
    14       1,187,959        415,200      415,200   3,279,476        946,164         946,164     3,279,476
    15       1,247,357        406,306      406,306   3,279,476        982,005         982,005     3,279,476
    16       1,309,725        397,603      397,603   3,279,476      1,019,204       1,019,204     3,279,476
    17       1,375,211        389,087      389,087   3,279,476      1,057,811       1,057,811     3,279,476
    18       1,443,972        380,753      380,753   3,279,476      1,097,881       1,097,881     3,279,476
    19       1,516,170        372,597      372,597   3,279,476      1,139,469       1,139,469     3,279,476
    20       1,591,979        364,616      364,616   3,279,476      1,182,632       1,182,632     3,279,476
    25       2,031,813        327,204      327,204   3,279,476      1,424,248       1,424,248     3,279,476
    30       2,593,165        293,630      293,630   3,279,476      1,715,226       1,715,226     3,279,476
    35       3,309,609        263,501      263,501   3,279,476      2,065,652       2,065,652     3,279,476
    40       4,223,993        236,464      236,464   3,279,476      2,487,672       2,487,672     3,279,476
    45       5,391,005        212,201      212,201   3,279,476      2,995,912       2,995,912     3,279,476
                       12% Hypothetical
                   Gross Investment Return
         ------------------------------------------

Policy          Cash           Surrender         Death
 Year           Value           Value           Benefit
----------    ----------      ----------      ----------
     1           654,042         595,178       3,279,476
     2           712,951         654,451       3,279,476
     3           777,166         721,666       3,279,476
     4           847,165         799,165       3,279,476
     5           923,469         881,469       3,279,476
     6         1,006,646         970,646       3,279,476
     7         1,097,314       1,067,314       3,279,476
     8         1,196,148       1,172,148       3,279,476
     9         1,303,885       1,285,885       3,279,476
    10         1,421,325       1,421,325       3,279,476
    11         1,559,453       1,559,453       3,279,476
    12         1,711,004       1,711,004       3,279,476
    13         1,877,283       1,877,283       3,279,476
    14         2,059,721       2,059,721       3,279,476
    15         2,259,889       2,259,889       3,389,834
    16         2,479,510       2,479,510       3,620,085
    17         2,720,474       2,720,474       3,863,073
    18         2,984,856       2,984,856       4,119,101
    19         3,274,930       3,274,930       4,388,407
    20         3,593,195       3,593,195       4,671,154
    25         5,713,135       5,713,135       6,855,762
    30         9,083,811       9,083,811      10,446,383
    35        14,443,144      14,443,144      15,165,302
    40        22,964,416      22,964,416      24,112,637
    45        36,513,129      36,513,129      38,338,786


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$600,000] INITIAL PREMIUM ISSUE AGE [40]
                       $3,279,476 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                       0% Hypothetical                          6% Hypothetical
                                   Gross Investment Return                  Gross Investment Return
                             -----------------------------------    --------------------------------------
              Premium
Policy       Paid Plus         Cash      Surrender      Death          Cash       Surrender        Death
 Year      Interest at 5%      Value       Value       Benefit         Value        Value         Benefit
-------    --------------    --------    ---------   -----------    ----------    ---------     ----------
   1            630,000       578,478     526,415     3,279,476       613,751      558,513       3,279,476
   2            661,500       556,969     508,095     3,279,476       627,509      572,445       3,279,476
   3            694,575       535,435     490,860     3,279,476       641,254      587,870       3,279,476
   4            729,304       513,816     476,821     3,279,476       654,937      607,782       3,279,476
   5            765,769       492,049     461,050     3,279,476       668,507      626,507       3,279,476
   6            804,057       470,044     444,661     3,279,476       681,886      645,886       3,279,476
   7            844,260       447,738     427,590     3,279,476       695,020      665,020       3,279,476
   8            886,473       425,070     409,767     3,279,476       707,856      683,856       3,279,476
   9            930,797       401,947     391,095     3,279,476       720,311      702,311       3,279,476
  10            977,337       378,278     378,278     3,279,476       732,298      732,298       3,279,476
  11          1,026,204       355,731     355,731     3,279,476       747,454      747,454       3,279,476
  12          1,077,514       332,156     332,156     3,279,476       762,058      762,058       3,279,476
  13          1,131,389       307,337     307,337     3,279,476       775,918      775,918       3,279,476
  14          1,187,959       281,028     281,028     3,279,476       788,810      788,810       3,279,476
  15          1,247,357       253,003     253,003     3,279,476       800,525      800,525       3,279,476
  16          1,309,725       223,002     223,002     3,279,476       810,818      810,818       3,279,476
  17          1,375,211       190,785     190,785     3,279,476       819,458      819,458       3,279,476
  18          1,443,972       156,165     156,165     3,279,476       826,250      826,250       3,279,476
  19          1,516,170       118,787     118,787     3,279,476       830,860      830,860       3,279,476
  20          1,591,979        78,215      78,215     3,279,476       832,879      832,879       3,279,476
  25          2,031,813             0           0       600,000       784,001      784,001       3,279,476
  30          2,593,165             0           0       600,000       553,892      553,892       3,279,476
  35          3,309,609             0           0       600,000             0            0         600,000
  40          4,223,993             0           0       600,000             0            0         600,000
  45          5,391,005             0           0       600,000             0            0         600,000

                       12% Hypothetical
                   Gross Investment Return
         ------------------------------------------

Policy     Cash           Surrender        Death
 Year      Value            Value         Benefit
-------  ----------      ----------     -----------
  1         649,028         590,616      3,279,476
  2         702,240         643,740      3,279,476
  3         760,027         704,527      3,279,476
  4         822,800         774,800      3,279,476
  5         891,012         849,012      3,279,476
  6         965,147         929,147      3,279,476
  7       1,045,769       1,015,769      3,279,476
  8       1,133,507       1,109,507      3,279,476
  9       1,229,041       1,211,041      3,279,476
 10       1,333,136       1,333,136      3,279,476
 11       1,453,906       1,453,906      3,279,476
 12       1,586,347       1,586,347      3,279,476
 13       1,731,691       1,731,691      3,279,476
 14       1,891,331       1,891,331      3,279,476
 15       2,066,892       2,066,892      3,279,476
 16       2,260,095       2,260,095      3,299,739
 17       2,471,839       2,471,839      3,510,012
 18       2,703,385       2,703,385      3,730,671
 19       2,956,678       2,956,678      3,961,949
 20       3,233,892       3,233,892      4,204,060
 25       5,058,877       5,058,877      6,070,652
 30       7,886,163       7,886,163      9,069,088
 35      12,294,454      12,294,454     12,909,176
 40      19,263,623      19,263,623     20,226,804
 45      29,816,550      29,816,550     31,307,378




ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$600,000] INITIAL PREMIUM
                       $5,337,691 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE

                                      0% Hypothetical                               6% Hypothetical
                                   Gross Investment Return                       Gross Investment Return
                            -------------------------------------      --------------------------------------
             Premium
Policy      Paid Plus         Cash        Surrender      Death            Cash         Surrender        Death
 Year     Interest at 5%      Value         Value       Benefit           Value          Value         Benefit
------   ----------------   ----------   -----------   ----------      ----------     -----------    -----------
   1          630,000         584,335       531,745     5,337,691        619,759        563,981        5,337,691
   2          661,500         569,065       519,130     5,337,691        640,187        584,011        5,337,691
   3          694,575         554,181       508,045     5,337,691        661,306        606,252        5,337,691
   4          729,304         539,672       500,815     5,337,691        683,140        635,140        5,337,691
   5          765,769         525,515       492,408     5,337,691        705,699        663,699        5,337,691
   6          804,057         511,539       483,916     5,337,691        728,846        692,846        5,337,691
   7          844,260         497,701       475,304     5,337,691        752,568        722,568        5,337,691
   8          886,473         484,125       466,697     5,337,691        776,841        752,841        5,337,691
   9          930,797         470,920       458,205     5,337,691        801,635        783,635        5,337,691
  10          977,337         458,075       458,075     5,337,691        827,022        827,022        5,337,691
  11        1,026,204         448,263       448,263     5,337,691        858,349        858,349        5,337,691
  12        1,077,514         438,661       438,661     5,337,691        890,863        890,863        5,337,691
  13        1,131,389         429,265       429,265     5,337,691        924,609        924,609        5,337,691
  14        1,187,959         420,071       420,071     5,337,691        959,634        959,634        5,337,691
  15        1,247,357         411,073       411,073     5,337,691        995,985        995,985        5,337,691
  16        1,309,725         402,268       402,268     5,337,691      1,033,713      1,033,713        5,337,691
  17        1,375,211         393,651       393,651     5,337,691      1,072,870      1,072,870        5,337,691
  18        1,443,972         385,220       385,220     5,337,691      1,113,510      1,113,510        5,337,691
  19        1,516,170         376,968       376,968     5,337,691      1,155,690      1,155,690        5,337,691
  20        1,591,979         368,894       368,894     5,337,691      1,199,468      1,199,468        5,337,691
  25        2,031,813         331,042       331,042     5,337,691      1,444,523      1,444,523        5,337,691
  30        2,593,165         297,075       297,075     5,337,691      1,739,644      1,739,644        5,337,691
  35        3,309,609         266,593       266,593     5,337,691      2,095,058      2,095,058        5,337,691
  40        4,223,993         239,238       239,238     5,337,691      2,523,086      2,523,086        5,337,691
  45        5,391,005         214,691       214,691     5,337,691      3,038,560      3,038,560        5,337,691
                           12% Hypothetical
                         Gross Investment Return
                 ---------------------------------------

 Policy            Cash         Surrender      Death
  Year             Value         Value        Benefit
 ------          ----------     ---------   -----------
    1             655,185        596,218      5,337,691
    2             715,497        656,997      5,337,691
    3             781,413        725,913      5,337,691
    4             853,454        805,454      5,337,691
    5             932,174        890,174      5,337,691
    6           1,018,037        982,037      5,337,691
    7           1,111,680      1,081,680      5,337,691
    8           1,213,794      1,189,794      5,337,691
    9           1,325,131      1,307,131      5,337,691
   10           1,446,508      1,446,508      5,337,691
   11           1,587,083      1,587,083      5,337,691
   12           1,741,319      1,741,319      5,337,691
   13           1,910,544      1,910,544      5,337,691
   14           2,096,215      2,096,215      5,337,691
   15           2,299,930      2,299,930      5,337,691
   16           2,523,442      2,523,442      5,337,691
   17           2,768,675      2,768,675      5,337,691
   18           3,037,741      3,037,741      5,337,691
   19           3,332,955      3,332,955      5,337,691
   20           3,656,859      3,656,859      5,337,691
   25           5,814,359      5,814,359      6,977,231
   30           9,244,757      9,244,757     10,631,471
   35          14,699,047     14,699,047     15,433,999
   40          23,371,297     23,371,297     24,539,862
   45          37,160,065     37,160,065     39,018,068


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$600,000] INITIAL PREMIUM
                       $5,337,691 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                          0% Hypothetical                                    6% Hypothetical
                                      Gross Investment Return                            Gross Investment Return
                               ------------------------------------             ----------------------------------------
               Premium
 Policy       Paid Plus          Cash       Surrender      Death                  Cash         Surrender        Death
  Year      Interest at 5%       Value        Value       Benefit                 Value          Value         Benefit
--------   ----------------    ----------  -----------   ----------             ----------    -----------     ----------
  1             630,000         584,335      531,745      5,337,691               619,759       563,981        5,337,691
  2             661,500         569,065      519,130      5,337,691               640,187       584,011        5,337,691
  3             694,575         554,181      508,045      5,337,691               661,306       606,252        5,337,691
  4             729,304         539,672      500,815      5,337,691               683,140       635,140        5,337,691
  5             765,769         525,515      492,408      5,337,691               705,699       663,699        5,337,691
  6             804,057         511,539      483,916      5,337,691               728,846       692,846        5,337,691
  7             844,260         497,701      475,304      5,337,691               752,568       722,568        5,337,691
  8             886,473         483,951      466,529      5,337,691               776,841       752,841        5,337,691
  9             930,797         470,233      457,536      5,337,691               801,635       783,635        5,337,691
 10             977,337         456,477      456,477      5,337,691               826,910       826,910        5,337,691
 11           1,026,204         444,832      444,832      5,337,691               856,892       856,892        5,337,691
 12           1,077,514         432,865      432,865      5,337,691               887,535       887,535        5,337,691
 13           1,131,389         420,472      420,472      5,337,691               918,771       918,771        5,337,691
 14           1,187,959         407,528      407,528      5,337,691               950,511       950,511        5,337,691
 15           1,247,357         393,892      393,892      5,337,691               982,652       982,652        5,337,691
 16           1,309,725         379,398      379,398      5,337,691             1,015,063     1,015,063        5,337,691
 17           1,375,211         363,867      363,867      5,337,691             1,047,603     1,047,603        5,337,691
 18           1,443,972         347,088      347,088      5,337,691             1,080,097     1,080,097        5,337,691
 19           1,516,170         328,819      328,819      5,337,691             1,112,341     1,112,341        5,337,691
 20           1,591,979         308,754      308,754      5,337,691             1,144,071     1,144,071        5,337,691
 25           2,031,813         164,645      164,645      5,337,691             1,280,172     1,280,172        5,337,691
 30           2,593,165               0            0        600,000             1,309,643     1,309,643        5,337,691
 35           3,309,609               0            0        600,000             1,042,737     1,042,737        5,337,691
 40           4,223,993               0            0        600,000                     0             0          600,000
 45           5,391,005               0            0        600,000                     0             0          600,000

                          12% Hypothetical
                      Gross Investment Return
            --------------------------------------------
  Policy        Cash         Surrender           Death
  Year        Value           Value            Benefit
--------    ----------     -----------       -----------
  1           655,185         596,218         5,337,691
  2           715,497         656,997         5,337,691
  3           781,413         725,913         5,337,691
  4           853,454         805,454         5,337,691
  5           932,174         890,174         5,337,691
  6         1,018,037         982,037         5,337,691
  7         1,111,680       1,081,680         5,337,691
  8         1,213,794       1,189,794         5,337,691
  9         1,325,131       1,307,131         5,337,691
 10         1,446,508       1,446,508         5,337,691
 11         1,586,740       1,586,740         5,337,691
 12         1,740,385       1,740,385         5,337,691
 13         1,908,725       1,908,725         5,337,691
 14         2,093,167       2,093,167         5,337,691
 15         2,295,274       2,295,274         5,337,691
 16         2,516,776       2,516,776         5,337,691
 17         2,759,602       2,759,602         5,337,691
 18         3,025,906       3,025,906         5,337,691
 19         3,318,101       3,318,101         5,337,691
 20         3,638,891       3,638,891         5,337,691
 25         5,778,250       5,778,250         6,933,900
 30         9,144,678       9,144,678        10,516,380
 35        14,431,407      14,431,407        15,152,978
 40        22,769,699      22,769,699        23,908,184
 45        35,503,197      35,503,197        37,278,357



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.